SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                                October 20, 2003


                          BIOSOURCE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                      0-21930                77-0340829
(State or other jurisdiction of        (Commission             (IRS Employer
         incorporation)                File Number)          Identification No.)



        542 Flynn Road, Camarillo, California                      93012
       (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (805) 987-0086

ITEM 5. - OTHER EVENTS.

On October 20, 2003, the Company issued a press release announcing the appointment by the Company's Board of Directors of Terrance J. Bieker as the Company's new President and Chief Executive Officer, commencing November 3, 2003. Mr. Bieker will also be appointed to fill the vacancy created on the Board of Directors of the Company by the resignation of Len Hendrickson. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

ITEM 7. - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements. None.

     (b)  Pro Forma Financial Information. None.

     (c)  Exhibits.

          99.1 Press Release dated October 20, 2003, published by BioSource International, Inc. (the "Company").

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          BIOSOURCE INTERNATIONAL, INC.



October 20, 2003                                     /S/ CHARLES C. BEST
                                                     -----------------------
                                                     Charles C. Best
                                                     Chief Financial Officer

                                  EXHIBIT INDEX


EXHIBIT NUMBER            DESCRIPTION
--------------            -----------

     99.1                 Press Release dated October 20, 2003, published by the
                          Company.